                           FBL FINANCIAL GROUP, INC.
                             LETTER OF TRANSMITTAL
    TO ACCOMPANY SHARES OF CLASS A COMMON STOCK OF FBL FINANCIAL GROUP, INC.
      TENDERED PURSUANT TO THE OFFER TO PURCHASE DATED SEPTEMBER 26, 2000
--------------------------------------------------------------------------------
THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON THURSDAY, OCTOBER 26, 2000, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                             DESCRIPTION OF SHARES TENDERED (SEE INSTRUCTIONS 3 AND 4.)
---------------------------------------------------------------------------------------------------------------------
                                   Name(s) and Address(es) of Registered Holder(s)Shares Tendered
                            (Please Fill in Exactly as Name(s) Appear o(AttachfAdditional List if necessary)
---------------------------------------------------------------------------------------------------------------------
                                                                                    Total Number
                                                                                     of Shares
                                                                                    Represented      Number of Shares
                                                                                 by Certificate(s)*     Tendered**
                                                              --------------------------------------------------------

                                                              -------------------------------------------------------

                                                              -------------------------------------------------------

                                                              -------------------------------------------------------

                                                              -------------------------------------------------------
                                                                TOTAL SHARES:
----------------------------------------------------------------------------------------------------------------------

 *  Need not be completed by stockholders tendering by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all shares represented by any certificates delivered to the depositary are being tendered. See instruction 4.

            TO: CHASEMELLON SHAREHOLDER SERVICES, L.L.C., DEPOSITARY

BY MAIL:                                  BY OVERNIGHT COURIER:                     BY HAND:
----------------------------------------  ----------------------------------------  ----------------------------------------
ChaseMellon Shareholder Services, L.L.C.  ChaseMellon Shareholder Services, L.L.C.  ChaseMellon Shareholder Services, L.L.C.
Post Office Box 3301                      85 Challenger Road                        120 Broadway, 13th Floor
South Hackensack, NJ 07606-1901           Mail Drop--Reorg                          New York, NY 10271
Attn: Reorganization Department           Ridgefield Park, NJ 07660                 Attn: Reorganization Department

BY FACSIMILE:                     Confirm Facsimile Transmission
--------------------------------
(201) 296-4293                    By Telephone Only:
(For Eligible Institutions Only)  (201) 296-4860

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THE LETTER OF TRANSMITTAL IS COMPLETED.

    This letter of transmittal is to be used if certificates are to be forwarded herewith or if delivery of shares is to be made by book-entry transfer to the depositary's account at The Depository Trust Company pursuant to the procedures set forth in section 3 of the offer to purchase.

    Delivery of documents to FBL or to the book-entry transfer facility does not constitute a valid delivery.

               (BOX BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

 / / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution ____________________________________________

     Account No. ______________________________________________________________

     Transaction Code No. _____________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:

    The undersigned hereby tenders to FBL Financial Group, Inc., an Iowa corporation, the above-described shares of its Class A common stock, without par value, at $20.00 per share, pursuant to FBL's offer to purchase up to 1,101,462 shares, upon the terms and subject to the conditions set forth in the offer to purchase, dated September 26, 2000, receipt of which is hereby acknowledged, and in this letter of transmittal, which together constitute the "offer."

    Subject to, and effective upon, acceptance for payment of and payment for the shares tendered herewith in accordance with the terms and subject to the conditions of the offer, including, if the offer is extended or amended, the terms and conditions of any such extension or amendment, the undersigned hereby sells, assigns and transfers to, or upon the order of, FBL all right, title and interest in and to all the shares that are being tendered hereby or orders the registration of the shares tendered by book-entry transfer that are purchased pursuant to the offer to or upon the order of FBL and irrevocably constitutes and appoints the depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to the shares, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, to (a) deliver certificates for the shares, or transfer ownership of the shares on the account books maintained by the book-entry transfer facility, together, in any case, with all accompanying evidences of transfer and authenticity, to or upon the order of FBL upon receipt by the depositary, as the undersigned's agent, of the purchase price with respect to the shares,
(b) present certificates for the shares for cancellation and transfer on the books of FBL and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the shares, all in accordance with the terms of the offer.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby and that, when and to the extent the same are accepted for payment by FBL, FBL will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the depositary or FBL to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered hereby.

    The undersigned hereby represents and warrants that the undersigned has read and agrees to all of the terms of the offer. All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the offer, this tender is irrevocable.

    The undersigned understands that tenders of shares pursuant to any one of the procedures described in section 2 or 3 of the offer to purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in the shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) the tender of the shares complies with Rule 14e-4. FBL's acceptance for payment of shares tendered pursuant to the offer will constitute a binding agreement between the undersigned and FBL upon the terms and subject to the conditions of the offer.

    The undersigned understands that all shares properly tendered and not withdrawn will be purchased at $20.00 per share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions of the offer, including its proration and conditional tender provisions, and that FBL will return all other shares, including shares not purchased because of proration and shares that were conditionally tendered and not accepted. The undersigned understands that tenders of shares pursuant to any one of the procedures described in section 2 or 3 of the offer to purchase and in the instructions hereto will constitute an agreement between the undersigned and FBL upon the terms and subject to the conditions of the offer.

    The undersigned recognizes that, under certain circumstances set forth in the offer to purchase, FBL may terminate or amend the offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may not be required to purchase any of the shares tendered hereby or may accept for payment fewer than all of the shares tendered hereby.

    Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any shares purchased, and/or return any shares not tendered or not purchased, in the name(s) of the undersigned, and, in the case of shares tendered by book-entry transfer, by credit to the account at the book-entry transfer facility. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any shares purchased and/or any certificates for shares not tendered or not purchased, and accompanying documents, as appropriate, to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any shares purchased and/or return any shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that FBL has no obligation, pursuant to the "Special Payment Instructions," to transfer any shares from the name of the registered holder(s) thereof if FBL does not accept for payment any of the shares so tendered.
--------------------------------------------------------------------------------
                                    ODD LOTS
                              (SEE INSTRUCTION 8)

     This section is to be completed ONLY if shares are being tendered by or on behalf of a person owning beneficially at the date of tender, and who continues to own beneficially as of the expiration date, an aggregate of fewer than 100 shares.

     The undersigned either (check one box):

 / /  is the beneficial owner and will continue to be the beneficial owner as of the expiration date, of an aggregate of fewer than 100 shares, all of which are being tendered, or
 / /  is a broker, dealer, commercial bank, trust company or other nominee that
      (i) is tendering, for the beneficial owners thereof, shares with respect to which it is the record owner, and (ii) believes, based upon representations made to it by each beneficial owner, that the beneficial owner owns beneficially and will continue to own beneficially as of the expiration date, an aggregate of fewer than 100 shares, and is tendering all of those shares.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          TENDER OF SHARES HELD IN FBL DIVIDEND REINVESTMENT AND STOCK
                       PURCHASE PLAN (SEE INSTRUCTION 10)

     Complete this section if you want to tender shares held in FBL's dividend reinvestment plan. Please check only one box. If you check more than one box, or you check the second box but do not indicate a number of shares, none of the shares held in your dividend reinvestment plan account will be tendered.

 / / instruct the plan administrator to tender ALL of the shares credited to my dividend reinvestment plan account
 / / instruct the plan administrator to tender the following number of shares credited to my dividend reinvestment plan account.

               ---------------- Number of shares to be tendered.
--------------------------------------------------------------------------------

------------------------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
                         (SEE INSTRUCTIONS 5, 6 AND 7)

      To be completed ONLY if the check for the purchase price of shares purchased and/or certificates for shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

  Issue / / check
  and/or / / certificate(s) to:

  Name _______________________________________________________________________
                                 (Please Print)

  Address ____________________________________________________________________
                               (Include Zip Code)

   __________________________________________________________________________
                (Taxpayer Identification or Social Security No.)
-------------------------------------------------------------------
-------------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 5, 6 AND 7)

      To be completed ONLY if the check for the purchase price of shares purchased and/or certificates for shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

  Mail / / check
  and/or / / certificate(s) to:

  Name _______________________________________________________________________

                                 (Please Print)

  Address ____________________________________________________________________
                               (Include Zip Code)
-----------------------------------------------------

--------------------------------------------------------------------------------
                               CONDITIONAL TENDER

     You may condition the tender of your shares upon the purchase by FBL a specified minimum number of the shares you tendered. See section 6 in the offer to purchase. Unless at least the minimum number of shares tendered by you is purchased by FBL, none of the shares tendered hereby will be purchased. It is your responsibility to calculate the minimum number of shares, and you are urged to consult your tax advisor. Unless this box has been completed and a minimum specified, the tender will be deemed unconditional.
     Minimum number of shares that must be purchased, if any are purchased:
                            ---------------- shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   SIGN HERE
  (PLEASE COMPLETE SUBSTITUTE FORM W-9 INCLUDED IN THIS LETTER OF TRANSMITTAL)
 ______________________________________________________________________________
 ______________________________________________________________________________

                           (Signature(s) of Owner(s))
 Dated ____, 2000

 Name(s) ______________________________________________________________________

 ______________________________________________________________________________

 Capacity (full title) ________________________________________________________

 Address ______________________________________________________________________
 ______________________________________________________________________________
 ______________________________________________________________________________
 ______________________________________________________________________________

                               (Include Zip Code)

 Area Code and Telephone No. (   )_____________________________________________

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

 Name of Firm _________________________________________________________________

 Authorized Signature _________________________________________________________

 Dated ____, 2000
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this letter of transmittal must be guaranteed by a firm that is an eligible institution because it is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank, a trust company, a savings bank, a savings and loan association or a credit union which has membership in an approved signature guarantee medallion program. Signatures on this letter of transmittal need not be guaranteed (a) if this letter of transmittal is signed by the registered holder(s) of the shares, which term, for purposes of this document, shall include any participant in the book-entry transfer facility whose name appears on a security position listing as the owner of shares, tendered herewith and such holder(s) have not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this letter of transmittal or (b) if the shares are tendered for the account of an eligible institution. See instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES. This letter of transmittal or, in the case of a book-entry transfer, an agent's message, as defined below, is to be used either if certificates are to be forwarded herewith or if delivery of shares is to be made by book-entry transfer pursuant to the procedures set forth in section 3 of the offer to purchase. Certificates for all physically delivered shares, or a confirmation of a book-entry transfer into the depositary's account at the book-entry transfer facility of all shares delivered electronically, as well as a properly completed and duly executed letter of transmittal, or a manually signed copy thereof, and any other documents required by this letter of transmittal, must be received by the depositary at the address set forth on the front page of this letter of transmittal on or prior to the expiration date, as defined in the offer to purchase. The term "agent's message" means a message transmitted by the book-entry transfer facility to, and received by, the depositary and forming a part of the book-entry confirmation, which states that the book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the shares, that such participant has received and agrees to be bound by the terms of the letter of transmittal and that the company may enforce the agreement against the participant.

    The method of delivery of this letter of transmittal, share certificates and all other required documents is at the option and risk of the tendering stockholder, and delivery will be deemed made only when actually received by the depositary. If certificates for shares are sent by mail, registered mail with return receipt requested, properly insured, is recommended.

    Except as specifically permitted by section 6 of the offer to purchase, no alternative or contingent tenders will be accepted. See section 1 of the offer to purchase. By executing this letter of transmittal, or a facsimile thereof, the tendering stockholder waives any right to receive any notice of the acceptance for payment of the shares.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule attached hereto.

     4. PARTIAL TENDERS; NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER. If fewer than all the shares represented by any certificate delivered to the depositary are to be tendered, fill in the number of shares that are to be tendered in the box entitled "Number of shares Tendered." In this case, a new certificate for the remainder of the shares represented by the old certificate will be sent to the person(s) signing this letter of transmittal, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this letter of transmittal, as promptly as practicable following the expiration or termination of the offer. All shares represented by certificates delivered to the depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this letter of transmittal is signed by the registered holder(s) of the shares hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

    If any of the shares hereby are held of record by two or more persons, all persons must sign this letter of transmittal.

    If any of the shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal as there are different registrations of certificates.

    If this letter of transmittal is signed by the registered holder(s) of the shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an eligible institution. See instruction 1.

    If this letter of transmittal is signed by a person other than the registered holder(s) of the shares tendered hereby, certificates evidencing the shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for the shares. Signature(s) on any certificates or stock powers must be guaranteed by an eligible institution. See instruction 1.

    If this letter of transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the person should so indicate when signing, and proper evidence satisfactory to FBL of the authority of the person so to act must be submitted.

     6. STOCK TRANSFER TAXES. FBL will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any shares to it or its order pursuant to the offer. If, however, payment of the purchase price is to be made to, or shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered shares are registered in the name of any person other than the person(s) signing this letter of transmittal, the amount of any stock transfer taxes, whether imposed on the registered holder(s), the other person or otherwise, payable on account of the transfer to the person will be deducted from the purchase price unless satisfactory evidence of the payment of taxes, or exemption therefrom, is submitted. See section 5 of the offer to purchase. Except as provided in this instruction 6, it will not be necessary to affix transfer tax stamps to the certificates representing shares tendered hereby.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any shares purchased is to be issued in the name of, and/or any shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this letter of transmittal or if the check and/or any certificates for shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this letter of transmittal or to an address other than that shown above in the box captioned "Description of shares Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this letter of transmittal should be completed. Stockholders tendering shares by book-entry transfer will have any shares not accepted for payment returned by crediting the account maintained by the stockholder at the book-entry transfer facility from which the transfer was made.

     8. ODD LOTS. As described in the offer to purchase, if fewer than all shares validly tendered and not withdrawn on or prior to the expiration date are to be purchased, the shares purchased first will consist of all shares tendered by any stockholder who owned beneficially as of the date of tender, and continues to own beneficially as of the expiration date, an aggregate of fewer than 100 shares and who validly and unconditionally tendered all the shares. Partial or conditional tenders of shares will not qualify for this preference. This preference will not be available unless the box captioned "Odd Lots" in this letter of transmittal is completed.

     9. 401(K) SAVINGS PLAN. Participants in the Farm Bureau 401(k) Savings Plan may not use this letter of transmittal to direct the tender of shares allocated to their 401(k) savings plan accounts, but must comply with the instructions found in the "Letter to Participants in the Farm Bureau 401(k) Savings Plan" sent separately to them. Participants in the 401(k) savings plan are urged to carefully read the letter and related materials sent to them. Participants in the 401(k) savings plan who would like to tender shares held outside of their 401(k) savings plan must use this letter of transmittal to tender those shares held outside of the 401(k) savings plan.

    10. DIVIDEND REINVESTMENT PLAN. If you want to tender shares of FBL common stock held in your plan account under FBL's dividend reinvestment plan, you must

    - complete the box in this letter of transmittal entitled "Tender of Shares Held in FBL Dividend Reinvestment and Stock Purchase Plan" by choosing the option to tender all of your shares in the plan account or the option to tender a specific number of shares held in your plan account (if the box is not completed, no shares held in your plan account will be tendered), and

    - indicate the number of shares being tendered from the dividend reinvestment plan account in the box in this letter of transmittal entitled "Description of Shares Tendered."

    Shares held in a dividend reinvestment plan account are counted as being owned beneficially or of record when calculating whether a stockholder is an odd lot holder. If a participant in the dividend reinvestment plan is an odd lot holder and wants to obtain the benefit of the odd lot priority, the participant must complete the box in this letter of transmittal entitled "Odd Lots" and must tender all of the holder's shares held both in the holder's dividend reinvestment plan account and outside such account.

    If you tender shares held in your dividend reinvestment plan account, all such shares credited to your plan account, including fractional shares, will be tendered, unless otherwise specified in the box entitled "Tender of Shares Held in FBL Dividend Reinvestment and Stock Purchase Plan."

    11. SUBSTITUTE FORM W-9 AND FORM W-8. The tendering stockholder is required to provide the depositary with either a correct taxpayer identification number on Substitute Form W-9, which is provided under "Important Tax Information" below, or a properly completed Form W-8. Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the tendering stockholder to 31% federal income tax backup withholding on the payment of the purchase price. The box in Part 2 of Substitute Form W-9 may be checked if the tendering stockholder has not been issued a taxpayer identification number and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the depositary is not provided with a taxpayer identification number by the time of payment, the depositary will withhold 31% on all payments of the purchase price thereafter until a taxpayer identification number is provided to the depositary.

    12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the information agent/dealer manager at their telephone number and address listed below. Requests for additional copies of the offer to purchase, this letter of transmittal or other tender offer materials may be directed to the information agent/dealer manager and copies will be furnished promptly at FBL's expense. Stockholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the offer.

    13. IRREGULARITIES. All questions as to the purchase price, the form of documents, and the validity, eligibility, including time of receipt, and acceptance of any tender of shares will be determined by FBL, in its sole discretion, and its determination shall be final and binding. FBL reserves the absolute right to reject any or all tenders of shares that it determines are not in proper form or the acceptance for payment of or payment for shares that may, in the opinion of FBL's counsel, be unlawful. Except as otherwise provided in the offer to purchase FBL also reserves the absolute right to waive any of the conditions to the offer or any defect or irregularity in any tender of shares and FBL's interpretation of the terms and conditions of the offer, including these instructions, shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as FBL shall determine. None of FBL, the information agent/dealer manager, the depositary, or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

IMPORTANT: THIS LETTER OF TRANSMITTAL, OR A MANUALLY SIGNED COPY THEREOF, TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

    Under federal income tax law, a stockholder whose tendered shares are accepted for payment is required to provide the depositary, as payer, with the stockholder's correct taxpayer identification number on Substitute Form W-9 below. If the stockholder is an individual, the taxpayer identification number is his or her social security number. For businesses and other entities, the number is the employer identification number. If the depositary is not provided with the correct taxpayer identification number or properly completed Form W-8, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to shares purchased pursuant to the offer may be subject to backup withholding.

    Certain stockholders, including, among others, all corporations and certain foreign individuals and entities, are not subject to these backup withholding and reporting requirements. In order for a noncorporate foreign stockholder to qualify as an exempt recipient, that stockholder must complete and sign a Form W-8, Certificate of Foreign Status, attesting to that stockholder's exempt status. The Form W-8 can be obtained from the depositary. Exempt stockholders, other than noncorporate foreign stockholders, should furnish their taxpayer identification number, write "Exempt" on the face of the Substitute Form W-9 below and sign, date and return the Substitute Form W-9 to the depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If federal income tax backup withholding applies, the depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

                  PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

    To avoid backup withholding on payments that are made to a stockholder with respect to shares purchased pursuant to the offer, the stockholder is required to notify the depositary of his or her correct taxpayer identification number by completing the Substitute Form W-9 included in this letter of transmittal certifying that the taxpayer identification number provided on Substitute Form W-9 is correct and that (1) the stockholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or
(2) the Internal Revenue Service has notified the stockholder that he or she is no longer subject to federal income tax backup withholding. Foreign stockholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign stockholders subject to 30%, or lower treaty rate, withholding on gross payments received pursuant to the offer.

                       WHAT NUMBER TO GIVE THE DEPOSITARY

    The stockholder is required to give the depositary the social security number or employer identification number of the registered owner of the shares. If the shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

             PAYER'S NAME: CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

-----------------------------------------------------------------------------

              (SUBSTITUTE                    PART 1--PLEASE PROVIDE YOUR
               FORM W-9                      TAXPAYER IDENTIFICATION NUMBER
      Department of the Treasury             IN THE BOX AT RIGHT AND CERTIFY
       Internal Revenue Service              BY SIGNING AND DATING BELOW
     Payor's Request for Taxpayer
         Identification Number
   (taxpayer identification number)
          and Certification)
                                             --------------------------------
                                             PART 2--For Payees exempt from
                                             backup withholding, see the
                                             Important Tax Information
                                             Regarding Certification of
                                             Taxpayer Identification Number
                                             of Substitute W-9 Form herewith
                                             and complete as instructed
                                             --------------------------------

    PART 3--CERTIFICATION-UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT

 (1) the number shown on this form is my correct taxpayer identification number (or a taxpayer identification number has not been issued to me but I have mailed or delivered an application to receive a taxpayer identification number or intend to do so in the near future),

 (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding, and

 (3) all other information provided on this form is true, correct and complete.

 SIGNATURE
 ----------------------------------------------------------------------------                                   DATE
 --------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------


              (SUBSTITUTE                                ------------------------
               FORM W-9                                    NAME (Please Print)
      Department of the Treasury                         ------------------------
       Internal Revenue Service                         Social Security Number or
     Payor's Request for Taxpayer                     Employer Identification Number
         Identification Number
   (taxpayer identification number)
          and Certification)
                                             --------------------------------  -----------------------------------------------------
---
                                         PART 2--For Payees exempt from backup withholding, see
                                         the Important Tax Information Regarding Certification of
                                         Taxpayer Identification Number of Substitute W-9 Form
                                         herewith and complete as instructed

                                             --------------------------------  -----------------------------------------------------
---
    PART 3--CERTIFICATION-UNDER THE PEN  PART 3--CERTIFICATION-UNDER THE PENALTIES OF PERJURY, I
                                                               CERTIFY THAT
 (1) the number shown on this form is m
 number (or a taxpayer identification n
 have mailed or delivered an applicatio
 number or intend to do so in the near
 (2) I am not subject to backup withhol
 notified by the Internal Revenue Servi
 backup withholding as a result of a fa
 dividends or the IRS has notified me t
 withholding, and
 (3) all other information provided on
 complete.
 SIGNATURE
 ----------------------------------------------------------------------------                                   DATE
 --------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------

You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.
--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments of the purchase price made to me thereafter will be withheld until I provide a number.

     Signature -----------------------------------------------------              Date
     ---------------------

     Signature -----------------------------------------------------              Date   Signature
     ---------------------
  ---------------------------------------------                               Date

--------------------------------------------------------------------------------

                     THE INFORMATION AGENT/DEALER MANAGER:

                         KEEFE, BRUYETTE & WOODS, INC.

                              211 Bradenton Drive
                            Dublin, Ohio 43017-5034

                           TOLL FREE: (877) 298-6520